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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)  October 12, 2000



                       KULICKE AND SOFFA INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


            PENNSYLVANIA               000-00121              23-1498399
   (State or other jurisdiction       (Commission          (I.R.S. Employer
          of incorporation)           File Number)        Identification No.)


   2101 Blair Mill Road, Willow Grove, PA                        19090
   (Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code  (215) 784-6000
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ITEM 5.  OTHER EVENTS

     Kulicke and Soffa Industries, Inc. today announced that it has signed a definitive agreement to acquire Cerprobe Corporation, a leader in the design and manufacture of semiconductor test interconnect solutions. A copy of the press release is filed as Exhibit 99.1 and incorporated into this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit No.                                  Description
-----------                                  -----------

   99.1                          Press Release dated October 12, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KULICKE AND SOFFA INDUSTRIES, INC.

Date: October 12, 2000                  By: /s/ Clifford G. Sprague
                                            -----------------------
                                            Clifford G. Sprague,
                                            Senior Vice President
                                            and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.                                  Description
-----------                                  -----------

   99.1                          Press Release dated October 12, 2000

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